UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2005

Perini Corporation
(Exact name of registrant as specified in its charter)

Massachusetts                                                                                        1-6314                                                                04-1717070
(State or other jurisdiction of                                                 (Commission file number)                                               (I.R.S. Employer
incorporation or organization)                                                                                                                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (508) 628-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2005, Perini Corporation (the "Company") entered into a Stock Purchase Agreement by and among the Company, Rudolph & Sletten, Inc. and the Stockholders of Rudolph & Sletten, Inc. whereby the Company agreed to acquire 100% of the outstanding stock of Rudolph & Sletten, Inc. for approximately $53 million in cash plus an amount to be determined based on actual fiscal 2005 operating results of Rudolph & Sletten, Inc. through September 30, 2005.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 3, 2005, the Company completed its acquisition of Rudolph & Sletten, Inc., a privately held construction and construction management company based in Redwood City, California, pursuant to a Stock Purchase Agreement dated October 3, 2005 by and among the Company, Rudolph & Sletten, Inc. and the Stockholders of Rudolph & Sletten, Inc. The Company acquired 100% of the outstanding stock of Rudolph & Sletten, Inc. for approximately $53 million in cash. The acquisition was financed through available cash and borrowings under the Company’s existing credit facility. Rudolph & Sletten, Inc. will be managed by its current senior management team and will operate as a wholly owned subsidiary of the Company.

Item 7.01. Regulation FD Disclosure.

On October 4, 2005, the Company issued a press release announcing the completion of the acquisition of Rudolph and Sletten, Inc. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

The required financial statements of the business acquired will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed.

(b)   Pro forma financial information.

The required pro forma financial information will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed.

(c)   Exhibits.

99.1 Press Release of Perini Corporation dated October 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                                Perini Corporation

Dated: October 7, 2005                                        By: /s/Michael E. Ciskey
                                                                                        Michael E. Ciskey
                                                                                        Vice President and Chief Financial Officer

Exhibit Index

99.1    Press Release of Perini Corporation dated October 4, 2005.